UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2010

Jazz Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33500	05-0563787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3180 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 496-3777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 14, 2010, at the J.P. Morgan Healthcare Conference in San Francisco, California, Jazz Pharmaceuticals, Inc. (the “Company”) presented a corporate overview, which presentation included certain financial information relating to completed quarterly periods in fiscal 2009. The presentation was made available to the public via audio webcast and the slides that accompanied the presentation were available to the public at the time of the webcast through the Company’s website. A transcript of the relevant portion of the presentation relating to the aforementioned financial information is attached hereto as Exhibit 99.1 along with a copy of the relevant slides containing such information.

During the presentation, the Company presented the non-GAAP financial measure “Adjusted EPS.” As used by the Company, Adjusted EPS excludes from GAAP diluted net income/(loss) per share, or GAAP EPS, amortization of intangible assets, non-cash interest expense, contract revenues, and stock-based compensation, all as determined in accordance with GAAP. Reconciliations of Adjusted EPS to GAAP EPS for each of the completed quarterly periods presented are included as part of Exhibit 99.1 attached hereto. The Company’s management believes that presenting Adjusted EPS provides useful supplemental information to investors since it reflects how the Company is generating cash in its ongoing operations, facilitates analysis of the Company’s core operating results and provides a comparison of operating results across reporting periods. The Company’s management believes that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing the Company’s past and future operating performance. Please note that Adjusted EPS, as used by the Company, may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. In addition, Adjusted EPS should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 to this current report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 to this current report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Jazz Pharmaceuticals, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Portion of slides and related transcript of presentation by Jazz Pharmaceuticals, Inc. on January 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jazz Pharmaceuticals, Inc.

	By:	/s/ KATHRYN FALBERG
Date: January 20, 2010		Kathryn Falberg
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Portion of slides and related transcript of presentation by Jazz Pharmaceuticals, Inc. on January 14, 2010.